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                                                                     EXHIBIT 1.1


                        5,000,000 Shares of Common Stock


                            THE TRIZETTO GROUP, INC.


                             UNDERWRITING AGREEMENT


                                  June __, 2001



BEAR, STEARNS & CO. INC.
UBS WARBURG LLC
SALOMON SMITH BARNEY INC.
  as Representatives of the
several Underwriters named in
Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167

Ladies/Gentlemen:

     The TriZetto Group, Inc., a corporation organized and existing under the laws of Delaware (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in SCHEDULE I hereto (the "UNDERWRITERS") an aggregate of 4,520,000 shares (the "COMPANY FIRM SHARES") of its common stock, par value $.001 per share (the "COMMON STOCK"), the stockholders listed on SCHEDULE II hereto (the "SELLING STOCKHOLDERS"), propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 480,000 shares of Common Stock (the "SELLING STOCKHOLDERS FIRM SHARES" and, collectively, with the Company Firm Shares, the "FIRM SHARES"). The Company and the Selling Stockholders propose to sell, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 750,000 shares (the "ADDITIONAL SHARES") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "SHARES". The Shares are more fully described in the Registration Statement referred to below.

     1. Representations and Warranties of the Company. The Company and each of its subsidiaries set forth on SCHEDULE IV hereto (the "MATERIAL SUBSIDIARIES") jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

          (a) The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (No. 333-58982), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), of Shares, which registration statement, as so amended (including any post-effective amendments), has been declared effective


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by the Commission and copies of which have heretofore been delivered to the
Underwriters. The registration statement, as amended at the time it became effective, including the exhibits thereto and (i) the information incorporated by reference into the prospectus contained in the latest Registration Statement at the time of effectiveness or (ii) information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434(b) under the Securities Act, is hereinafter referred to as the "REGISTRATION STATEMENT." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a "RULE 462(B) REGISTRATION STATEMENT"), then, unless otherwise specified, any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which became effective upon filing, no other document with respect to the Registration Statement or with respect to any document incorporated by reference into the Registration Statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission. The Company, if required by the rules and regulations of the Commission promulgated under the Securities Act and the Exchange Act (the "RULES AND REGULATIONS"), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "PROSPECTUS," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Shares (the "OFFERING") which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and
(ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").


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          (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act is filed and at the Closing Date and the Additional Closing Date, if any, (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Rules and Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Bear, Stearns & Co. Inc. specifically for use therein ("UNDERWRITERS' INFORMATION"). The parties acknowledge and agree that the Underwriters' Information consists solely of the material included in third and twelfth paragraphs under the caption "Underwriting" in the Prospectus. If Rule 434 is used, the Company will comply with the requirements of Rule 434.

          (c) PricewaterhouseCoopers LLP who have certified the financial statements and supporting schedules included in the Registration Statement, and KPMG LLP, who have certified certain financial statements of Resource Information Management Systems, Inc., each are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change or any development which has a reasonable likelihood of resulting in a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business ("MATERIAL ADVERSE EFFECT"), and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or


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contingent, or entered into any transactions which are material to the Company and it subsidiaries taken as a whole except for liabilities or obligations which are reflected in the Registration Statement and Prospectus or which were incurred in the ordinary course of business consistent with past practice after the date of the latest balance sheet in the Prospectus.

          (e) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against it in accordance with its terms.

          (f) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which the Company or any of it subsidiaries or their respective properties or assets may be bound and which is material to the business of the Company and its subsidiaries taken as a whole or (ii) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except (A) the registration under the Securities Act of the Shares, (B) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and (C) those which have been duly obtained at or prior to the Closing Date.

          (g) The Company has the authorized capitalization set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance thereof by the Company, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement; the Shares to be delivered on the Closing Date and the Additional Closing Date, if any, (as hereinafter respectively defined) have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and non-


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assessable and will not have been issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance thereof by the Company; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the Common Stock and the Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in or specifically contemplated by the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company to the Underwriters as contemplated herein.

          (h) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect. Each of the Company and its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as it is now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction which is required to be disclosed under the Securities Act or the Regulations and which is not adequately disclosed in the Registration Statement and the Prospectus; and, to the knowledge of the Company, no proceeding has been instituted in any jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Other than its ownership of all of the outstanding capital stock of each of TriZetto Application Services, Inc., a Colorado corporation, Margolis Health Enterprises, Inc., a California corporation, Creative Business Solutions, Inc., a Texas corporation, Erisco, Inc., a New York corporation, Finserv Health Care Systems, Inc., a New York corporation, Healthcare Media Enterprises, Inc., a Delaware corporation, Novalis Corporation, a Delaware corporation, Novalis Development & Licensing Corporation, an Indiana corporation, Novalis Services Corporation, a Delaware corporation, Novalis Development Corporation, a Delaware corporation, Digital Insurance Systems Corporation, an Ohio corporation, Health Networks of America, Inc., a Maryland corporation, Option Services Group, Inc., an Illinois corporation, Resource Information Management Systems, Inc., an Illinois corporation, Winthrop Financial Group, Inc., a Illinois corporation, HealthWeb, Inc, a Delaware corporation and Healthcare Media Private Limited, an Indian corporation, the Company does not own or control, either directly or indirectly, any corporation, partnership, limited liability company, association or other entity.


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          (i) Except as described in the Prospectus, there is no legal or governmental proceeding to which the Company or any of its subsidiaries is a party, or of which any property of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to have a Material Adverse Effect or which is required to be disclosed in the Registration Statement and the Prospectus, and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (j) Neither the Company nor any of its affiliates have taken and nor will take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

          (k) The financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and condition and results of operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. Except as included in the Registration Statement, no other financial statement or schedules are required by Form S-3 to be included in the Registration Statement.

          (l) The assumptions used in preparing the pro forma financial statements included in each of the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (m) Except as disclosed in the Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof.

          (n) None of the Company or any of its subsidiaries is, and upon consummation of the transactions contemplated hereby none of such entities will be, subject to registration as an "investment company" under the Investment Company Act of 1940.

          (o) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is


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permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (p) None the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) under, or has taken any action that would result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation in any respect of any statute or any judgment, decree, order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except any violation or default that would not reasonably be expected to have a Material Adverse Effect; and there does not exist any state of facts which constitutes an event of default on the part of the Company or its subsidiaries as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default except as would not reasonably be expected to be result in a Material Adverse Effect.

          (q) There are no contracts or other documents which are required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Prospectus or filed as exhibits to the Registration Statement (or to any documents incorporated by reference into the Registration Statement) and which have not been so described or filed. The contracts so described in the Prospectus are in full force and effect on the date hereof and neither the Company nor its subsidiaries nor, to the Company's knowledge, any other party is in breach of or default under any of such contracts except as would not reasonably be expected to result in a Material Adverse Effect.

          (r) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement and the Prospectus or such as do not materially affect the value of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries. Except as disclosed in the Registration Statement and Prospectus, the Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as currently proposed to be conducted.

          (s) Since the respective dates as of which information is given in the Registration Statement and Prospectus, except as disclosed or specifically contemplated therein: (i) neither the Company nor its subsidiaries has incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material agreement or other transaction which is not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; (iii) neither the Company nor its subsidiaries has sustained any material loss or


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interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iv) neither the Company nor its subsidiaries has paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor its subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; and (v) there has not been any change in the capital stock (other than upon the sale of the Common Stock hereunder and upon the exercise of options or warrants described in the Registration Statement).

          (t) The Company and each of its subsidiaries own, possess or can acquire adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as being conducted and as presently proposed to be conducted and as described in the Registration Statement and Prospectus and have no reason to believe that the conduct of their respective businesses will materially conflict with, and have not received any notice of any claim of conflict with, any such right of others which could reasonably be expected to have a Material Adverse Effect nor is the Company aware of any reasonable grounds for the same. To the best of the Company's knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. Neither the Company nor any of it's subsidiaries has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company or those products and services described in the Registration Statement and Prospectus.

          (u) The Company and each of its subsidiaries have accurately prepared and timely filed all federal, state and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company and each of its subsidiaries is obligated to withhold from amounts owning to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith (and except in any case in which the failure to so file or pay would not have a Material Adverse Effect). No deficiency assessment with respect to a proposed adjustment of the Company's or any of it's subsidiaries' Federal, state, or other taxes is pending or, to the best of the Company's knowledge, threatened which could reasonably be expected to result in a Material Adverse Effect. There is no tax lien, whether imposed by any federal, state, or other taxing authority, outstanding against the assets, properties or business of the Company or any of its subsidiaries.

          (v) The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Prospectus, the Registration Statement and the other materials permitted by the Securities Act.


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          (w) The Company and its subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for their respective businesses and all other risks customarily insured against, all of which insurance is in full force and effect. None of the Company nor its subsidiaries has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it and its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect.

          (x) Neither the Company, any of its subsidiaries nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

          (y) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is imminent which might be expected to have a Material Adverse Effect; and the Company is not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers, vendors or original equipment manufacturers, would reasonably be expected to result in a Material Adverse Effect. No collective bargaining agreement exists with any of the Company's or its subsidiaries' employees and, to the Company's knowledge, no such agreement is imminent.

          (z) The Shares are registered pursuant to Section 12(g) of the Exchange Act and are listed for quotation on The Nasdaq Stock Market's National Market (the "NASDAQ NATIONAL MARKET"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the Exchange Act or de-listing the Shares from the Nasdaq National Market, nor has the Company received any notification that the SEC or the Nasdaq National Market is contemplating terminating such registration or listing.

          (aa) Except as set forth in the Registration Statement and Prospectus,
(i) the Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("ENVIRONMENTAL LAWS") which are applicable to its business, except as would not reasonably be expected to have a Material Adverse Effect, (ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) the Company will not be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) ("CERCLA"), or otherwise designated as a contaminated site under applicable state or local law except in each case as would not reasonably be expected to have a Material Adverse Effect. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the Company's knowledge, any other entity for whose


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acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, have a Material Adverse Effect. The Company has not agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as would not reasonably be expected to have a Material Adverse Effect.

          (bb) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them of the sort required to be disclosed in the Registration Statement and Prospectus, except as disclosed therein. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders of the Company or its subsidiaries, customers or suppliers of the Company or its subsidiaries, on the other hand, which is required to be described in the Prospectus which is not so described.

          (cc) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "CODE"), or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could have a Material Adverse Effect; each employee benefit plan is in compliance in all material respects with applicable law; including ERISA and the Code; the Company or its subsidiaries has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan;" and each "pension plan" (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

          (dd) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and none of the Company, or any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in the Prospectus.

          (ee) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

          (ff) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (gg) The statistical and market-related data included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate.

     2. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder severally represents and warrants to, and agrees with, each of the Underwriters that:

          (a) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholders and is a valid and binding agreement of the Selling Stockholders, enforceable against each Selling Stockholder in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

          (b) Each of the Custody Agreements and Powers of Attorney (each, a "CUSTODY AGREEMENT AND POWER OF ATTORNEY") signed by (i) each Selling Stockholder, (ii) U.S. Stock Transfer Corporation, as custodian (in such capacity, the "CUSTODIAN") and (iii) Jeffrey H. Margolis as the Selling Stockholders' attorney-in-fact (in such capacity, the "ATTORNEY-IN-FACT"), to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus, has been duly and validly authorized, executed and delivered by each Selling Stockholder and is a valid and binding agreement of each Selling Stockholder, enforceable against it in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Each Selling Stockholder agrees that the Shares to be sold by each Selling Stockholder on deposit with the Custodian are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of each Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement and Power of Attorney, by any act of the Selling Stockholder, by operation of law, by death or incapacity of such Selling Stockholder or by the occurrence of any other event. If a Selling Stockholder should die or become incapacitated, or if any other event should occur, before the delivery of the Shares to be sold by a Selling Stockholder hereunder, the documents evidencing the Shares to be sold by such Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

          (c) Each Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, each Selling Stockholder will convey to the Underwriters good and marketable title to such Shares, free and clear of all liens, encumbrances, equities, claims and security interests whatsoever.

          (d) Each Selling Stockholder has, and on the Closing Date will have, good and valid title to all of the Shares which may be sold by such Selling Stockholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law and under its charter or by-laws, partnership agreement, trust agreement or other organizational documents, if applicable, to enter into this Agreement and the applicable Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Shares which may be sold by such Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

          (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholders of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the state securities laws or the blue sky laws or any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals as have been obtained.

          (f) Neither the sale of the Shares being sold by the Selling Stockholders nor the consummation of any other of the transactions herein contemplated by the Selling Stockholders or the fulfillment of the terms hereof by the Selling Stockholders will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which any Selling Stockholder is party or bound, any judgment, order or decree applicable to any Selling Stockholder or any court or regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder.

          (g) None of the Selling Stockholders has any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been waived or which are described in the Prospectus.

          (h) The Selling Stockholders do not have, or have waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement; and the Selling Stockholders do not own any warrants, options or similar rights to acquire, and do not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

          (i) All information furnished by or on behalf of the Selling Stockholders in writing expressly for use in the Registration Statement and Prospectus is, and on the Closing Date and the Additional Closing Date, if any, (as hereinafter defined) will be, true, correct, and complete in all material respects, and does not, and on the Closing Date and the Additional Closing Date, if any, will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. To the extent such information appears in the Prospectus, each Selling Stockholder confirms as accurate the number of Shares set forth opposite such Selling Stockholder's name and as described in the related footnote in the Prospectus under the caption "Selling Stockholders" (both prior to and after giving effect to the sale of the Shares).

          (j) The Selling Stockholders have not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (k) The Selling Stockholders have not distributed and will not distribute, prior to the later of the Additional Closing Date, if any, (as hereinafter defined) and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares by the Selling Stockholders other than a preliminary prospectus, the Prospectus or the Registration Statement.

          (l) Without limiting the generality of the representations and warranties of the Executive Selling Stockholders set forth in paragraph 1 above, each Selling Stockholder is familiar with the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Prospectus which has had or may result in a Material Adverse Effect, and is not prompted to sell the Shares to be sold by the Selling Stockholders by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

          (m) The representations and warranties of the Selling Stockholders in the respective Custody Agreements and Powers of Attorney are, and on the Closing Date will be, true and correct.

     Any certificate signed by or on behalf of the Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

     3.   Purchase, Sale and Delivery of the Shares.

          (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholders agree to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company and the Selling Stockholders, at a purchase price per share of $_______, the number of Firm Shares set forth opposite the respective names of the Underwriters on SCHEDULE I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (b) Payment of the purchase price for, and delivery of certificates for, the Shares shall be made at the office of Gibson, Dunn & Crutcher LLP, Jamboree Center, 4 Park Plaza, Irvine, California 92614-8447 ("UNDERWRITERS' COUNSEL"), or at such other place as shall be agreed upon by Bear, Stearns & Co. Inc. and the Company, at 10:00 A.M., New York City time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by you and the Company (such time and date of payment and delivery being herein called the "Closing Date").

     Payment for the shares shall be made to or upon the order of the Company of the purchase price by wire transfer in Federal (same day) funds to the with respect to the Firm Shares sold by it and to the Selling Stockholders (or to the Custodian) with respect to the Firm Shares sold by the Selling Stockholders upon delivery of certificates for the Shares to you through the facilities of the Depository Trust Company, if you so elect, for the respective accounts of the several Underwriters against receipt therefor signed by you. Certificates for the Shares to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least one business day before the Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

          (c) In addition, the Company and the Selling Stockholders hereby grant to the Underwriters the option to purchase up to an aggregate of 750,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholders for the Firm Shares as set forth in this Section 3, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by you to the Selling Stockholders. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "ADDITIONAL CLOSING DATE"); provided, however, that, unless otherwise agreed to by Bear, Stearns & Co. Inc. and the Company, the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

     The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in SCHEDULE I hereto (or such number increased as set forth in Section 9 hereof) bears to 5,000,000, subject, however, to such adjustments to eliminate any fractional shares as Bear, Stearns & Co. Inc. in its sole discretion shall make. The number of Additional Shares to be sold by (i) the Company shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as 678,000 bears to 750,000 and (ii) each Selling Stockholder shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Additional Shares set forth opposite the name of such Selling Stockholder in the third column of SCHEDULE II hereto bears to 750,000, subject in each case, however, to such adjustments to eliminate any fractional shares as Bear, Stearns & Co. Inc. in its sole discretion shall make.

          (d) Payment for the Additional Shares shall be made to or upon the order of the Selling Stockholders of the purchase price by wire transfer in Federal (same day) funds to the Selling Stockholders [[OR THE CUSTODIAN]] at the offices of Underwriters' Counsel, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to Bear, Stearns & Co. Inc. for the respective accounts of the Underwriters. Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Shares to be sold by the Selling Stockholders to the several Underwriters, or otherwise in connection with the performance of the Selling Stockholders' obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to the Selling Stockholders hereunder and to hold such amounts for the account of the Selling Stockholders with the Custodian under the Custody Agreement and Power of Attorney.

     4. Offering. Upon your authorization of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

     5.   Covenants of the Company; Covenants of the Selling Stockholders.

     A.   The Company covenants and agrees with the Underwriters that:

          (a) If the Registration Statement has not yet been declared effective the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to Bear, Stearns & Co. Inc. of such timely filing and will provide the Underwriters with copies of such filings prior to filing or use. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

     The Company will notify you immediately (and, if requested by you, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto (including any post-effective amendments) become effective,
(ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information,
(iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule
434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which you shall reasonably object in writing after being furnished a reasonable amount of time prior to its proposed filing or use.

          (b) If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act in connection with sales of Shares any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Securities Act or the Regulations, or to file under the Exchange Act so as to comply therewith any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

          (c) The Company will promptly deliver to each of the Underwriters and Underwriters' Counsel a signed copy of the Registration Statement, including all consents and exhibits filed therewith and all documents incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter the Company will furnish each Underwriter without charge with copies of the Prospectus in New York City in such quantities as you may reasonably request.

          (d) The Company will use its reasonable best efforts, in cooperation with the Underwriters, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

          (e) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations.

          (f) During the period of 90 days from the date of the Prospectus, the Company will not, directly or indirectly, without your prior written consent, issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16-a-1(h) under the Securities Exchange Act of 1934, as amended), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) or otherwise dispose of, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock) or interest therein of the Company or of any of its subsidiaries, and the Company will obtain the undertaking of each of its officers and directors and such of its shareholders as have been heretofore designated by you and listed on
SCHEDULE III attached hereto not to engage in any of the aforementioned transactions on their own behalf, other than the Company's sale of Shares hereunder and the Company's issuance of Common Stock upon (i) the conversion or exchange of outstanding convertible or exchangeable securities; (ii) the exercise of presently outstanding options; (iii) the exercise of currently outstanding warrants; (iv) the grant and exercise of options or share purchase rights under, or the issuance and sale of shares pursuant to, employee stock option and stock purchase plans in effect on the date hereof, provided, such options are not exercisable for 90 days after the date of the Prospectus, or if such options are exercisable within such period, such options are subject to lockup provisions substantially the same as those set forth in this Section 5(f) or (v) the issuance of shares of Common Stock in acquisition, strategic partner or investment transactions approved by the Company's Board of Directors, provided such shares are subject to lockup provisions substantially similar to those set forth in this Section 5(f) and so long as such shares are not transferable until the expiration of such lockup, which expiration shall not occur until 90 days after the date of the Prospectus. During the period of 90 days from the date of the Prospectus, the Company shall enforce all, and shall not materially amend any, provisions of all outstanding option agreements (and any new option agreement entered into during such period) in order to ensure that no holder of options to purchase capital stock of the Company may sell or otherwise dispose of the stock acquired upon exercise of any such option without the prior written consent of Bear, Stearns & Co. Inc.. The Company acknowledges that the intent of the foregoing sentence is to restrict, pursuant to the terms of such option agreements, the ability of option holders to dispose of shares of stock acquired upon exercise of such options in the same manner as if such persons had executed written undertakings provided for in the first sentence of this paragraph.

          (g) During the period of three years from the effective date of Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to security holders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company listed; and
(ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

          (h) The Company will apply the net proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

          (i) The Company will use its best efforts to list for quotation the Shares on The Nasdaq National Market.

          (j) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

     B.   Each Selling Stockholder covenants and agrees with each Underwriter:

          (a) To deliver to the Representatives prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States Person) or Form W-9 (if the Selling Stockholder is a United States Person).

          (b) If, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representatives, such Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representatives.

          (c) to cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time and to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

          (d) pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Stockholder.

     6. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including the following: (i) the fees, disbursements and expenses of the Company's counsel, accountants and other advisors in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of preparing, printing (or reproduction) and delivery of any Agreement among Underwriters, this Agreement, the Blue Sky Memoranda closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(A)(d) hereof, including the disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on The Nasdaq National Market; (v) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares, (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares and (vii) fees of the Custodian and other fees and expenses related to the offering of the Shares by the Selling Stockholders, other than any of the Selling Stockholder's expenses and any taxes payable by or on behalf of the Selling Stockholder in connection with the sale of Shares hereunder. The Company also will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agent or registrar; and (iii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that except as provided in this Section, and Sections 8 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7 "CLOSING DATE" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 7 of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Registration Statement (including any Rule 462(b) Registration Statement) shall have become effective not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by you; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(A)(a) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

          (b) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (c) At the Closing Date you shall have received the favorable written opinion of Stradling Yocca Carlson & Rauth, a Professional corporation, counsel for the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as ANNEX I.

          (d) At the Closing Date you shall have received the written opinion of Stradling Yocca Carlson & Rauth, a Professional corporation, counsel for the Selling Stockholders, dated the Closing Date addressed to the Underwriters in the form attached hereto as ANNEX II.

In rendering the opinions referenced in paragraphs (c) and (d) above, such counsel may rely (x) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (y) as to matters of fact, to the extent they deem proper and is applicable, on certificates of officers of the Company or the Selling Stockholder, if applicable, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of each Selling Stockholder, if applicable, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company or the respective Selling Stockholder shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

          (e) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be reasonably satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from Underwriters' Counsel a favorable opinion, dated as of the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (f) At the Closing Date you shall have received a certificate of the Company executed on its behalf by its Chief Executive Officer and Chief Financial Officer, dated the Closing Date to the effect that (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Section 1 hereof are accurate, (iii) as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the business prospects, properties, operations, condition (financial or otherwise), or results of operations of the Company as presently conducted or as proposed to be conducted and its subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus.

          (g) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from PricewaterhouseCoopers LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' counsel.

          (h) You shall have also received from PricewaterhouseCoopers LLP, a letter stating that the Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the financial statements of the Company and its subsidiaries.

          (i) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

          (j) You shall have also received a lock-up agreement from each person who is a director or officer of the Company and each shareholder as shall have been heretofore designated by you and listed on SCHEDULE III hereto substantially in the form attached hereto as ANNEX III.

          (k) At the Closing Date, the Shares shall have been approved for quotation on The Nasdaq National Market.

          (l) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the next business day succeeding the date of this Agreement.

          (m) The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

          (n) At the Closing Date you shall have received a written certificate executed by Jeffrey H. Margolis in his capacity as Attorney-in-Fact on behalf of the Selling Stockholders, dated as of the Closing Date, to the effect that (i) the representations, warranties and covenants of the Selling Stockholders set forth in Sections 1 and 2 of this Agreement are true and correct with the same force and effect as though expressly made by the Selling Stockholders on and as of the Closing Date and (ii) the Selling Stockholders have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

     If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 7 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

     8.   Indemnification.

          (a) The Company and each of its Material Subsidiaries jointly and severally, and each Selling Stockholder severally but not jointly, shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading provided, however, that the Company, its Material Subsidiaries and the Selling Stockholders will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; and provided further, that the Selling Stockholders shall be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished by the Selling Stockholder to the Company by or on behalf of any Underwriter through you expressly for use therein, it being understood and agreed that the only such information furnished by each Selling Stockholder consists of the information in the Prospectus relating to such Selling Stockholder under the caption "Selling Stockholders" (including without limitation the information set forth in the footnotes thereto). The foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Shares to such person and if the Prospectus (as so amended or supplemented) would have corrected the defect giving rise to such loss, liability, claim, damage or expense. This indemnity agreement will be in addition to any liability which the Company, its subsidiaries and/or the Selling Stockholders may otherwise have including under this Agreement.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its Material Subsidiaries, each Selling Stockholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or any of its Material Subsidiaries within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein, provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such

Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8, except to the extent the indemnifying party is substantially prejudiced, and then only to the extent thereof). An indemnifying party may participate at its own expense in the defense of any such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action or
(iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties; such counsel shall be approved by Bear, Stearns & Co. Inc., whose approval shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or reasonably could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes and unconditional release of the indemnified party from all liability on claims that are or reasonably could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (d) Without limiting the generality of the foregoing, each Selling Stockholder severally agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon a breach of any of the representations or warranties of the Selling Stockholders set forth in Section 2 hereof.

     9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, each of its Material Subsidiaries, each Selling Stockholder and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and its Material Subsidiaries any contribution received by the Company or its Material Subsidiaries from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, any of its Material Subsidiaries and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and its Material Subsidiaries, the Selling Stockholders and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and its Material Subsidiaries, the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and its Material Subsidiaries, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Stockholders and (y) the underwriting discount received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and/or its Material Subsidiaries, the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and its Material Subsidiaries, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, its Material Subsidiaries, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares are underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within in the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 9. Notwithstanding anything else to the contrary contained herein, the liability of the Selling Stockholders under the indemnity and reimbursement agreements contained in the provisions of Sections 8 and 9 hereof shall be limited to an amount equal to (i) the gross proceeds of the Shares sold by the Selling Stockholders to the Underwriters, less (ii) the underwriting discounts and commissions with respect to such Shares sold by the Selling Stockholders. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise except to the extent the indemnifying party is substantially prejudiced, and then only to the extent thereof. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

     10.  Default by an Underwriter.

          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in SCHEDULE I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

          (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five (5) calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Stockholders with respect thereto (except in each case as provided in Section 6, 8(a) and 9 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

          (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

     11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Company, its Material Subsidiaries and the Selling Stockholders contained in this Agreement, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof or by or on behalf of each Selling Stockholder, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 6, 8, 9 and 12(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

     12.  Effective Date of Agreement; Termination.

          (a) This Agreement shall become effective, upon the later of when (i) you and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York City time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying Bear, Stearns & Co. Inc. or by Bear, Stearns & Co. Inc. notifying the Company. Notwithstanding the foregoing, the provisions of this Section 12 and of Sections 1, 6, 8,. 9 and 11 hereof shall at all times be in full force and effect.

          (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if: (A) trading in the Company's securities on The Nasdaq National Market has been suspended or made subject to material limitations; (B) if trading on the New York Stock Exchange or on The Nasdaq National Market shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or on The Nasdaq National Market or by order of the Commission or any other governmental authority having jurisdiction; (C) if a banking moratorium has been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective; (D) there has been since the date of this Agreement or since the respective dates as of which information is given on the Registration Statement, any Material Adverse Effect; or (E) (i) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or
(ii) if there shall have been such change in political, financial or economic conditions such that the effect of any such event in (i) or (ii) in your sole judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

          (c) Any notice of termination pursuant to this Section 12 shall be in writing.

          (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification to you as provided in Section 12(a) hereof or (ii) Section 10(b) or 12(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

     13. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

          (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Equity Capital Markets, with a copy to Gibson, Dunn & Crutcher LLP, 333 S. Grand Avenue, Los Angeles, CA 90071,
Attention: Kenneth M. Doran;

          (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company at the addresses set forth in the Registration Statement, Attention: Chief Executive Officer, with a copy to Stradling Yocca Carlson & Rauth, 660 Newport Center Drive, Suite 1600, Newport Beach, CA 92660, Attention: K.C. Schaaf; and if sent to the Selling Stockholders shall be mailed, delivered, or faxed and confirmed in writing to the respective address for each Selling Stockholder set forth on SCHEDULE II hereto with a copy to Stradling Yocca Carlson & Rauth, 660 Newport Center Drive, Suite 1600, Newport Beach, CA 92660, Attention: K.C. Schaaf.

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to you, which address will be supplied to any other party hereto by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     14. Parties. This Agreement shall insure solely to the benefit of, and shall be binding upon, the Underwriters, the Selling Stockholders, the Company and the Material Subsidiaries and the controlling persons, directors, officers, employees and agents referred to in Section 8 and 9, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

     15. Failure of the Selling Stockholders to Sell and Deliver Common Shares. If the Selling Stockholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by the Selling Stockholders at the Closing Date, or the Additional Closing Date, if any, pursuant to this Agreement, the Company hereby agrees to sell and deliver to the Underwriters that number of Shares equal to the number of Shares not sold and delivered by the Selling Stockholders, in which case the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Stockholders, to postpone the Closing Date, or the Additional Closing Date, if any, for a period of not more than seven (7) days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

     16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered by facsimile and a signature delivered by facsimile shall have the same effect as an original signature.

     18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     19. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.



                            [signature pages follow]

     If the foregoing correctly sets forth the understanding between you and the Company, the Selling Stockholders and each of the other entities listed below, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                                 Very truly yours,

                                                 THE TRIZETTO GROUP, INC.



                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:


                                                 ERISCO, INC.



                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:

                                                 RESOURCE INFORMATION MANAGEMENT
                                                 SYSTEMS, INC.



                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:

                                                 SELLING STOCKHOLDERS



                                                 By:
                                                     ---------------------------
                                                     Jeffrey H. Margolis, as
                                                     Attorney-in-Fact

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
UBS WARBURG LLC
SALOMON SMITH BARNEY INC.



By:
    ------------------------------
Name:
Title:

On behalf of themselves and the other
Underwriters named in SCHEDULE I hereto.

                                   SCHEDULE I

                                                     Total Number of Firm Shares
Name of Underwriter                                         to be Purchased
-------------------                                  ---------------------------

Bear, Stearns & Co. Inc..........................
UBS Warburg LLC..................................
Salomon Smith Barney Inc.........................




                                 Total...........            5,000,000
                                                             =========


                                   SCHEDULE I


                                 Page 1 of ___

                                   SCHEDULE II
                              SELLING STOCKHOLDERS

                                                             Number of Additional Shares
                                    Total Number of Firm         to be Sold to the
                                  Shares to be sold to the     Underwriters if Maximum
Name of Selling Stockholder             Underwriters              Option Exercised
---------------------------       ------------------------   ---------------------------

Jeffrey H. Margolis............           140,000                     21,000
Daniel J. Spirek...............            40,000                      6,000
Delphi Ventures IV, L.P. ......           300,000                     45,000
Delphi BioInvestments IV, L.P.

               Total...........           480,000                     72,000
                                          =======                     ======


                                   SCHEDULE II
                                   Page 1 of 1

                                  SCHEDULE III


[[Note: Preliminary list]]

Margolis Family Trust
Jeffrey H. Margolis Grantor Retained Annuity Trust
Deborah Hult Margolis Grantor Retained Annuity Trust
Delphi Ventures IV, L.P.
Delphi BioInvestments IV, L.P.
Daniel J. Spirek
Michael J. Sunderland
Anthony Bellomo
Gail H. Knopf
David M. Thomas
William E. Fisher
Willard A. Johnson, Jr.
Paul F. LeFort
Eric D. Sipf
Dove Hill Holding Partnership, L.P.
Prairie Street Partners, L.P.
Thomas H. Heimsoth
Terry Kirch


                                  SCHEDULE III
                                 Page 1 of ___

                                   SCHEDULE IV


                              Material Subsidiaries

         Erisco, Inc.

         Resource Information Management Systems, Inc.


                                   SCHEDULE IV
                                   Page 1 of 1

                                                                         ANNEX I

                       Form of Opinion of Company Counsel

     (i) Each of the Company and its Material Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect. Each of the Company and its Material Subsidiaries has all requisite corporate authority to own, lease and license its respective properties and conduct its business as it is presently being conducted and as described in the Registration Statement and Prospectus.

     (ii) The authorized capital stock of the Company (including the Common Stock) conforms to the description thereof set forth in the Registration Statement and the Prospectus. All of the outstanding shares of Common Stock are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights pursuant to the Certificate of Incorporation or Bylaws of the Company and, to the knowledge of such counsel, pursuant to any other document, instrument or agreement. The Shares to be delivered on the Closing Date have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and, to the knowledge of such counsel, will not have been issued in violation of or subject to any preemptive rights. The Common Stock, the Firm Shares and the Additional Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and the sale of the Shares to be sold by the Company as contemplated herein. All of the issued and outstanding capital stock of each [MATERIAL] Subsidiary of the Company (A) has been duly and validly issued and is fully paid and nonassessable, (B) to the knowledge of such counsel, were not issued in violation of preemptive rights and (C) is owned directly or indirectly by the Company and, to the knowledge of such counsel, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, stockholders' agreement, voting trust or other defect of title whatsoever. Except as disclosed in or specifically contemplated by the Prospectus, to the knowledge of such counsel, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, employee stock purchase and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus fairly presents the information required to be shown with respect to such plans, arrangements, options and rights and is accurate in all material respects.

     (iii) The Common Stock currently outstanding is listed, and the Shares to be sold under this Agreement to the Underwriters are duly authorized for quotation on The Nasdaq National Market.


                                     ANNEX I
                                   Page 1 of 5

                                                                         ANNEX I


     (iv) This Agreement has been duly and validly authorized, executed and delivered by the Company.

     (v) To the knowledge of such counsel after due inquiry, there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or to such counsel's knowledge, threatened against, or involving the properties or business of, the Company or any of its subsidiaries, which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

     (vi) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of its subsidiaries is a party or by which any of the Company or any of its subsidiaries or their respective properties or assets may be bound or
(B) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any of its Material Subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective properties or assets.

     (vii) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and (3) the clearance of the offering by the National Association of Securities Dealers, Inc.

     (viii) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial or statistical data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial or statistical data included or incorporated by reference therein, as to which no opinion need be rendered) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations.


                                     ANNEX I
                                   Page 2 of 5

                                                                         ANNEX I


     (ix) The Registration Statement is effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430A of the Rules and Regulations have been made.

     (x) To the knowledge of such counsel, neither the Company nor any of its Material Subsidiaries is in violation of its respective certificate of incorporation or by-laws or other organizational documents and, to the best of such counsel's knowledge, neither the Company nor any of its Material Subsidiaries is in breach or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries or their respective property is bound except as would not be material to the Company and its subsidiaries' business, results of operations or financial condition, taken as a whole; and to the best of such counsel's knowledge, there does not exist any state of facts which constitutes an event of default on the part of the Company or any of its Material Subsidiaries as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default except as would not be material to the Company and its subsidiaries' business, results of operations or financial condition, taken as a whole.

     (xi) To the best knowledge of such counsel, no contract or agreement is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not accurately described in all material respects or filed as required. Except as otherwise disclosed in the Prospectus, the contracts filed and described in the Prospectus are in full force and effect on the date hereof; and, to such counsel's knowledge, neither the Company nor any other party is in breach of or default under any of such contracts except as would not be material to the Company and its subsidiaries' business, results of operations or financial condition, taken as a whole.

     (xii) Such counsel has no knowledge of any material infringement by it of trademark, trade name rights, patent rights, copyrights, licenses, trade secret or other similar rights of others, and to such counsel's knowledge, except as disclosed in the Prospectus, there is no claim pending or threatened against the Company regarding trademark, trade name, patent, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries, taken as a whole, nor is such counsel aware of any reasonable grounds for any such claim.

     (xiii) To such counsel's knowledge, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, which is required to be disclosed in the Registration Statement or the Prospectus, except as disclosed therein.

     (xiv) The statements (i) under the following captions in the Prospectus [or in the documents incorporated by reference] into the Prospectus:
[["BUSINESS--OUR PRODUCTS AND


                                     ANNEX I
                                   Page 3 of 5

                                                                         ANNEX I


SERVICES," "BUSINESS--INTELLECTUAL PROPERTY," "BUSINESS--GOVERNMENT REGULATION," "CERTAIN TRANSACTIONS," "DESCRIPTION OF CAPITAL STOCK," "MANAGEMENT--BOARD COMPOSITION," "MANAGEMENT--BOARD COMMITTEES," "MANAGEMENT--OPTION GRANTS," "MANAGEMENT--EMPLOYEE AGREEMENT," "MANAGEMENT--1998 STOCK OPTION PLAN," "MANAGEMENT--EMPLOYEE STOCK PURCHASE PLAN," "MANAGEMENT--SECTION 401(k) PLAN," "RISK FACTORS--WE COULD LOSE CUSTOMERS AND REVENUE IF WE FAIL TO MEET THE PERFORMANCE STANDARDS IN OUR CONTRACTS," "RISK FACTORS--WE ARE SUBJECT TO ANTI-TAKEOVER PROVISIONS IN OUR CHARTER AND IN OUR CONTRACTS THAT COULD DELAY OR PREVENT AN ACQUISITION OF OUR COMPANY, EVEN IF SUCH AN ACQUISITION WOULD BE BENEFICIAL TO OUR STOCKHOLDERS" AND "RISK FACTORS--CHANGES IN GOVERNMENT REGULATION OF THE HEALTHCARE INDUSTRY COULD ADVERSELY AFFECT OUR BUSINESS," "RISK FACTORS - PART OF OUR BUSINESS IS SUBJECT TO GOVERNMENTAL REGULATION RELATING TO THE INTERNET THAT COULD IMPAIR OUR OPERATIONS," "RISK FACTORS - A SIGNIFICANT PORTION OF OUR OUTSTANDING CAPITAL STOCK IS CONTROLLED BY IMS HEALTH INCORPORATED AND COULD RESULT IN IMS BEING ABLE TO INFLUENCE TRIZETTO AFTER THIS OFFERING," AND "RISK FACTORS - A LARGE NUMBER OF SHARES OF OUR COMMON STOCK WILL BE ELIGIBLE FOR SALE SHORTLY AFTER THE OFFERING, WHICH COULD RESULT IN A DECLINE IN OUR STOCK PRICE"]] and (ii) in Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

     (xv) The form of certificate used to evidence the Shares is in due and proper form and complies in all material respects with all applicable statutory requirements under the laws of the State of Delaware.

     (xvi) The Company has duly authorized and reserved a number of shares of Common Stock for issuance upon the exercise of options under the Company's Stock Option Plan which is not less than the number of options issuable under such plan, as of the Closing Date.

     (xvii) No stockholder of the Company or any other person has any preemptive right of first refusal or other similar right to subscribe for or purchase securities of the Company which would apply to the Shares or continue in effect following the Closing (i) arising by operation of the certificate of incorporation or bylaws of the Company or the general corporation law of the State of Delaware or (ii) arising from any contract or agreement filed or incorporated by reference as an exhibit to the Registration Statement (including without limitation any transaction document entered into in connection with any of the Company's Preferred Stock financings) or to any document incorporated by reference into the Registration Statement or otherwise known to such counsel, except for such rights as have been validly and duly waived prior to the date hereof.

     (xviii) The Company has full corporate power and authority to execute and deliver this Agreement and the Shares and to perform its obligations hereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the Shares and the consummation of the transactions contemplated by this Agreement and as described in the Prospectus have been duly and validly taken.


                                     ANNEX I
                                   Page 4 of 5

                                                                         ANNEX I


     In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents and the Prospectus and related matters were discussed and, although such counsel has not verified the accuracy or completeness of each statement contained in the Registration Statement or Prospectus, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the documents incorporated by reference therein), as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial or statistical data included or incorporated by reference therein).


                                     ANNEX I
                                   Page 5 of 5

                                                                        ANNEX II

                Form of Opinion of Selling Stockholder's Counsel

     (i) Each Selling Stockholder has full legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws), to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in this Agreement.

     (ii) To the best of such counsel's knowledge, after due inquiry, each Selling Stockholder has good and clear title to the certificates for the Shares to be sold by such Selling Stockholder, and upon delivery thereof pursuant hereto and payment therefor, good and clear title will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

     (iii) This Agreement has been duly and validly authorized, executed and delivered by each Selling Stockholder.

     (iv) The Custody Agreements and Powers of Attorney appointing U.S. Stock Transfer Corporation as the Custodian and Mr. Jeffrey H. Margolis as such Selling Stockholder's Attorney-in-Fact, to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement, have been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and is the valid and binding instrument of each Selling Stockholder enforceable in accordance with its terms, and pursuant to such power of attorney, each Selling Stockholder has authorized such attorney-in-fact, to execute and deliver on such Selling Stockholder's behalf this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to delivery the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

     (v) The execution, delivery and performance of this Agreement by each Selling Stockholder, compliance by each Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Securities Act, state securities laws or Blue Sky laws or except as such may have been obtained) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of each Selling Stockholder, if applicable, or any material agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of the Selling Stockholder is bound, or, to the knowledge of such counsel, violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Stockholder or property of such Selling Stockholder.


                                    ANNEX II
                                   Page 1 of 1

                                                                       ANNEX III

                            Form of Lock-Up Agreement

                                  _______, 2001

BEAR, STEARNS & CO. INC.
UBS WARBURG LLC
SALOMON SMITH BARNEY INC.
as Representatives
of the several Underwriters
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167
Attention: Equity Capital Markets

                   The TriZetto Group, Inc. Lock-Up Agreement

Ladies and Gentlemen:

     We refer to the proposed Underwriting Agreement (the "Underwriting Agreement"), between The TriZetto Group, Inc., a Delaware corporation (the "Company"), and you as representatives of the Underwriters named therein (the "Underwriters") relating to an underwritten public offering (the "Offering") of common stock, $.001 par value (the "Common Stock"), of the Company.

     In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc., the undersigned will not, directly or indirectly, during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the "Lock-Up Period"),
(i) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), (ii) establish or increase a "put equivalent position" or liquidate or decrease a "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Common Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Stock or other such equity security.

     The undersigned hereby authorizes the Company during the Lock-Up Period to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of any Relevant Security for which the undersigned is the record holder and, in the case of any such share or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or note stop transfer restrictions on such books and records with respect to such shares or securities.

     Notwithstanding the foregoing (i) if the undersigned is an individual, he or she may transfer shares of a Relevant Security by gift, will, or intestate succession to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her


                                   ANNEX III
                                  Page 1 of 2

                                                                       ANNEX III


immediate family (for purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor) and (ii) if the undersigned is a corporation, partnership, limited liability company or other entity, it may transfer shares of a Relevant Security to the shareholders, partners or members of the undersigned on a pro rata basis in accordance with their respective ownership interests in such entity as dividend or other general distribution in respect of ownership interests in such entity provided, however, that in any such case described in (i) or (ii) above it shall be a condition to the transfer that (x) each transferee execute an agreement stating that the transferee is receiving and holding the Relevant Security subject to the provisions of this Agreement, and there shall be no further transfer of the Relevant Security except in accordance with this Agreement and
(y) that each transferee certifies in writing to Bear, Stearns & Co. Inc. that such transferee is in compliance with the terms of this agreement as if such transferee had been bound by this agreement from the original date of this agreement.

     The undersigned hereby further agrees that, during the Lock-up Period, the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security by the undersigned and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by telecopier or facsimile transmission shall be effective as delivery of the original hereof. This letter agreement shall expire by its terms if the Underwriting Agreement is not executed on or before September 30, 2001.


                                            Very truly yours,


                                            By:
                                                --------------------------------
                                            Print Name:
                                                        ------------------------


                                    ANNEX III
                                   Page 2 of 2